UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 1, 2026

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2026, at the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Consolidated Water Co. Ltd. (the “Company”), the Company’s shareholders approved (i) an amendment to the Company’s Amended and Restated Memorandum of Association to increase the Company’s authorized share capital from (a) CI$12.5 million divided into 24,800,000 Ordinary Shares of par value CI$0.50 each and 200,000 Redeemable Preference Shares of par value CI$0.50 each to (a) CI$25 million divided into 49,800,000 Ordinary Shares of par value CI$0.50 each and 200,000 Redeemable Preference Shares of par value CI$0.50 each, (ii) amendments to the Company’s Amended and Restated Articles of Association relating to the Company’s authority to purchase its own shares, the treatment of shares so purchased (including the ability to hold repurchased shares as treasury shares), and the addition of related definitions, and (iii) the adoption of the Company’s Amended and Restated Memorandum of Association and Amended and Restated Articles of Association incorporating the foregoing amendments.

The amendments were previously described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2026 (the “Proxy Statement”) under the headings “Proposal 3 – Approval of an Increase in the Authorized Share Capital of the Company,” “Proposal 4 – Approval of an Amendment to the Company’s Memorandum of Association to Implement the Increase in Authorized Share Capital,” “Proposal 5 – Approval of Amendments to the Company’s Amended and Restated Articles of Association Relating to Share Repurchases and Treasury Shares,” and “Proposal 6 – Approval of the Adoption of the Company’s Amended and Restated Memorandum of Association and Amended and Restated Articles of Association.” The descriptions of the amendments contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association will become effective upon filing with the Registrar of Companies of the Cayman Islands.  The Company will file a subsequent Current Report on Form 8-K within four business days of the filing and effectiveness thereof.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2026, the Company held its Annual General Meeting, at which the following items were voted upon:

(1)	Election of Directors:

The following nominees were elected as directors to serve until the 2027 Annual General Meeting of Shareholders by votes as follows:

Nominee	For	Withhold
Kimberly Adamson	10,035,978	97,659
Linda Beidler-D’Aguilar	9,174,617	959,020
Carson K. Ebanks	9,178,367	955,270
Clarence B. Flowers, Jr.	9,194,744	938,893
Maria Elena Giner	10,030,920	102,717
Gerónimo Gutiérrez Fernández	10,024,505	109,132
Frederick W. McTaggart	9,952,911	180,726
Leonard J. Sokolow	6,860,755	3,272,882
Raymond Whittaker	9,174,079	959,558

There were 2,980,402 broker non-votes in the election of directors.

(2)	Approval of the Company’s 2027 Employee Stock Incentive Plan:

The proposal to approve the Company’s 2027 Employee Stock Incentive Plan was approved, and the votes were as follows:

For	Against	Abstain
7,519,403	2,438,960	175,274

There were 2,980,402 broker non-votes on this proposal.

(3)	Approval of an Increase in the Authorized Share Capital of the Company:

The proposal to approve an increase in the Company’s authorized share capital was approved by votes as follows:

For	Against	Abstain
9,510,806	491,349	131,482

 There were 2,980,402 broker non-votes on this proposal.

(4)Approval of an Amendment to the Company’s Memorandum of Association:

The proposal to approve, by Special Resolution, an amendment to the Company’s Amended and Restated Memorandum of Association relating to the increase of the share capital of the Company was approved by votes as follows:

For	Against	Abstain
9,714,860	282,935	135,842

There were 2,980,402 broker non-votes on this proposal.

(5)Approval of Amendments to the Company’s Articles of Association:

The proposal to approve, by Special Resolution, amendments to the Company’s Amended and Restated Articles of Association relating to share repurchases and treasury shares was approved by votes as follows:

For	Against	Abstain
9,979,521	121,835	32,281

There were 2,980,402 broker non-votes on this proposal.

(6)Approval of the Amended and Restated Memorandum of Association and Articles of Association:

The proposal to approve, by Special Resolution, the adoption of the Company’s Amended and Restated Memorandum of Association and Amended and Restated Articles of Association incorporating the amendments approved by Special Resolution in Proposals 4 and 5 was approved by votes as follows:

For	Against	Abstain
9,781,615	233,351	118,671

There were 2,980,402 broker non-votes on this proposal.

(7)Non-Binding Advisory Vote on Executive Compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the proxy statement was approved, and the votes were as follows:

For	Against	Abstain
9,204,562	851,799	77,276

There were 2,980,402 broker non-votes on this proposal.

(8)Ratification of the Selection of Independent Registered Public Accounting Firm:

The proposal to ratify the selection of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026, at the remuneration to be determined by the Audit Committee of the Board of Directors was approved by votes as follows:

For	Against	Abstain
12,881,885	158,301	78,853

There were no broker non-votes on this proposal.

Item 9.01.           Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Title
3.1	Amended and Restated Memorandum of Association of Consolidated Water Co. Ltd.
3.2	Amended and Restated Articles of Association of Consolidated Water Co. Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

	By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President & Chief Financial Officer

Date: June 5, 2026

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